Fair Value Measurements (Tables)	9 Months Ended
Sep. 30, 2014
Fair Value Disclosures [Abstract]
Assets and Liabilities that are Measured at Fair Value on a Recurring Basis

The following table presents, by level within the fair value hierarchy, the Company’s assets and liabilities that are measured at fair value on a recurring basis. The carrying amounts reported in the condensed consolidated balance sheets for cash and cash equivalents, accounts receivable, and accounts payable approximate fair value due to the nature of the instrument and/or the short-term maturity of these instruments.

	Level 1	Level 2	Level 3	Total Fair Value
As of September 30, 2014: (in thousands)
Commodity derivative instruments	$—	$2,305	$—	$2,305

Total	$—	$2,305	$—	$2,305